Exhibit 10.85

AGREEMENT

FOR THE ADHERENCE BY

INTELSAT ALIGN S.ÀR.L.

TO THE

LUXEMBOURG SHARES AND BENEFICIARY CERTIFICATES PLEDGE

AGREEMENT

DATED 12 JANUARY 2011

AND

FOR THE AMENDMENT OF THE PLEDGE AGREEMENT

31 January 2013

This Agreement for the Adherence by Intelsat Align S.àr.l. to the Luxembourg Shares and Beneficiary Certificates Pledge Agreement dated 12 January 2011 (as amended from time to time) and for the Amendment of the Pledge Agreement, dated 31 January 2013 (the “Agreement”), has been entered by and,

BETWEEN:

(1)	The Pledgors set forth in Schedule 1 (together the “Pledgors” and each a “Pledgor”);

AND

(2)	Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Collateral Trustee for the Secured Parties together with its successors and assigns in such capacity (the “Collateral Trustee” or the “Pledgee”);

IN THE PRESENCE OF:

(3)	The Companies set forth in Schedule 2 (together the “Companies” and each a “Company”);

WHEREAS:

(A)	On 12 January 2011, the Borrower, the Lenders and Bank of America, N.A. as Administrative Agent, and other agent parties party thereto, entered into the Credit Agreement.

(B)	In relation to the Credit Agreement, a shares and beneficiary certificates pledge agreement has been entered into on 12 January 2011 by inter alia the Pledgors and the Pledgee in the presence of the Companies (each as defined therein) (as amended from time to time, the “Pledge Agreement”).

(C)	It is intended that with effect on or about 30 April 2013 Gibco will be liquidated (the “Liquidation”), so that with effect from the Liquidation Gibco will no longer be a Party to the Pledge Agreement.

(D)	It is intended that with effect on or about 31 May 2013, Lux Investment will be absorbed by Jackson and cease to exist (the “Merger”) so that with effect from the Merger, Lux Investment will no longer be a Party to the Pledge Agreement.

(E)	Intelsat Align is the wholly-owned subsidiary of Jackson and all shares in issue in Intelsat Align are held by Jackson (the “New Shares”). The New Shares shall be pledged by Jackson to the Pledgee pursuant to the Pledge Agreement and therefore the Pledge Agreement shall be amended as set forth herein and Intelsat Align shall become a party thereto as “Company”. Jackson in its capacity as sole shareholder of Intelsat Align, wishes Intelsat Align to adhere to the Pledge Agreement in order to inter alia pledge all New Shares it holds in Intelsat Align under such terms and conditions as set forth in the Pledge Agreement, and the Pledgors expressly acknowledge and the Pledgee agrees to such adherence.

NOW THEREFORE IT IS AGREED as follows:

Clause 1. DEFINITIONS AND INTERPRETATION

1.1.	Capitalized terms used herein as defined terms shall have the meaning given thereto in the Pledge Agreement and/or the Credit Agreement, unless otherwise defined in the present Agreement, and:

Gibco	Means Intelsat (Gibraltar) Limited, a private limited liability company incorporated under the laws of Gibraltar having its registered office at Suite 1 Burns House, 19 Town Range, Gibraltar, registered with the Gibraltar Trade and Companies Register under number 96556;

Intelsat Align	Means Intelsat Align S.àr.l., a société a responsabilité limitée incorporated under Luxembourg law having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered at the RCS under number RCS Luxembourg (pending)

Jackson or the Borrower	Means Intelsat Jackson Holdings S.A., a société anonyme under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and registered at the RCS under number RCS Luxembourg B149.959;

Lux Investment	Means Intelsat Luxembourg Investment S.àr.l., a société a responsabilité limitée incorporated under Luxembourg law having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered at the RCS under number RCS Luxembourg B 169.491;

RCS	Means the Registre de Commerce et des Sociétés of Luxembourg;

1.2.	The recitals and Schedules to this Agreement form an integral part thereof.

1.3.	The Pledgee shall not be responsible for the sufficiency of any terms used herein or any of the reorganization transactions as set out in the recitals of this Agreement.

Clause 2. ADHERENCE, PLEDGE ON NEW SHARES

2.1.	Intelsat Align hereby becomes a party to the Pledge Agreement as “Company”.

2.2.	Jackson, in its capacity as sole shareholder of Intelsat Align and as a Pledgor under the Pledge Agreement, pledges, and confirms the pledge, on all New Shares as Pledged Shares and all Related Assets relating thereto pursuant to the terms and conditions of the Pledge Agreement and the Pledgee acknowledges and accepts.

2.3.	Intelsat Align hereby acknowledges the Pledge over the New Shares and Related Assets, and undertakes to deliver a copy of its share register showing the inscription of the Pledge (in conformity with schedule 3 of the Pledge Agreement) on the New Shares to the Pledgee.

Clause 3. AMENDMENT OF THE PLEDGE AGREEMENT

The parties hereto agree that the Pledge Agreement shall be amended so that (i) the list of Pledgors, (ii) the list of Companies and (iii) the list of shares and beneficiary certificates issued are updated and consequentially schedule 1 thereto is amended and replaced by Schedule 1 of this Agreement, schedule 2 thereto is amended and replaced by Schedule 2 of this Agreement, and schedule 4 thereto is amended and replaced by Schedule 3 of this Agreement.

Clause 4. ADDITIONAL PROVISIONS

The parties hereto agree that Clauses 1.2 and 15 to 19 of the Pledge Agreement are included by way of reference into the present Agreement.

Clause 5. COUNTERPARTS

This Agreement may be executed in any number of counterparts and by way of facsimile or scanned PDF exchange of executed signature pages, all of which together shall constitute one and the same Agreement.

Schedule 1

The Pledgors

(1)	Intelsat (Luxembourg) S.A., a société anonyme under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered at the RCS under number RCS Luxembourg B149.942;

(2)	Intelsat Jackson Holdings S.A., a société anonyme under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered at the RCS under number RCS Luxembourg B149.959;

(3)	Until the Liquidation, Intelsat (Gibraltar) Limited, a company established and having its registered office at Suite 1 Burns House, 19 Town Range, Gibraltar, registered number 96556;

(4)	Intelsat Corporation, a corporation incorporated under the laws of Delaware having its registered office at 2711 Centerville Road Suite 400, Wilmington, New Castle County 19808, Delaware State, United States of America registered with the Division of Corporations of the State of Delaware under number 2664446.

Schedule 2

The Companies

(1)	Intelsat Jackson Holdings S.A., a société anonyme under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered at the RCS under number RCS Luxembourg B149.959;

(2)	Intelsat Operations S.A., a société anonyme under the laws of Luxembourg with registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered at the RCS under number RCS Luxembourg B156669;

(3)	Until the effectiveness of the Merger, Intelsat Luxembourg Investment S.àr.l., a société a responsabilité limitée incorporated under Luxembourg law having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered at the RCS under number B 169.491;

(4)	Intelsat Align S.àr.l., a société a responsabilité limitée incorporated under Luxembourg law having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered at the RCS under number RCS Luxembourg (pending).

Signature Page – Agreement for the Adherence to and Amendment of the Shares and BCs Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

The Pledgors:

Intelsat (Luxembourg) S.A.

By:	/s/ Jean-Flavien Bachabi
Name: Jean-Flavien Bachabi
Title: Chief Executive Officer

Intelsat Jackson Holdings S.A.

By:	/s/ Simon Van De Weg
Name: Simon Van De Weg
Title: Secretary

Executed as a deed by

Intelsat (Gibraltar) Limited

And signed by 2 Directors

By:	/s/ Louis Triay
Name: Louis Triay
Title: Director

By:	/s/ Simon Van De Weg
Name: Simon Van De Weg
Title: Director

Intelsat Corporation

By:	/s/ Philip Spector
Name: Philip Spector
Title: Executive Vice President and General Counsel

Signature Page – Agreement for the Adherence to and Amendment of the Shares and BCs Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

The Pledgee:

Wilmington Trust, National Association, as Pledgee

By:	/s/ Joshua G. James
Name: Joshua G. James
Title: Assistant Vice President

Signature Page – Agreement for the Adherence to and Amendment of the Shares and BCs Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

Intelsat Align S.à r.l. (as a new Company) acknowledges and expressly accepts, and each of the Companies (other than Intelsat Align S.à r.l.) hereby confirms its acknowledgment and acceptance of, (i) the security interest constituted by the Pledge Agreement, (ii) the terms of clause 2.2 of the Pledge Agreement and (iii) the directions contained in clauses 3.2.1 and 3.2.2 of the Pledge Agreement. Intelsat Align S.à r.l. (as a new Company) confirms and each of the Companies (other than Intelsat Align S.à r.l.) re-confirms (i) that it will provide the required assistance in respect of the perfection of the Pledge to the extent required under the Agreement and requested by the Pledgee and (ii) that upon the occurrence of a Triggering Event that is continuing, it shall perform as directed by the Pledgee to the extent required under the Pledge Agreement.

The Companies:

Intelsat Luxembourg Investment S.à r.l.

By:	/s/ Flavien Bachabi
Name: Flavien Bachabi
Title: Manager

Intelsat Jackson Holdings S.A.

By:	/s/ Simon Van De Weg
Name: Simon Van De Weg
Title: Secretary

Intelsat Operations S.A.

By:	/s/ Simon Van De Weg
Name: Simon Van De Weg
Title: Secretary

Intelsat Align S.à r.l.

By:	/s/ Flavien Bachabi
Name: Flavien Bachabi
Title: Manager